Summary Prospectus | March 1, 2023

Unconstrained Bond Series

Class/Ticker: I/MNCPX S/EXCPX W/MUBWX Z/No Ticker

This is the Summary Prospectus of the Unconstrained Bond Series - Class I, Class S, Class W, and Class Z Shares, a series of Manning & Napier Fund, Inc. (the “Fund”). Before you invest, you may want to review the prospectus of the Series, which contains more information about the Series and its risks. You can find the prospectus and other information about the Series, including the Series’ statement of additional information and most recent reports to shareholders, online at www.manning-napier.com/documents. You can also get this information at no cost from the Fund by calling 1-800-466-3863, by sending an email to orders@mysummaryprospectus.com, or from your financial intermediary. The Series’ prospectus and statement of additional information, both dated March 1, 2023, as each may be amended or supplemented, are incorporated into this Summary Prospectus.

Investment Goal

The Series’ primary investment objective is to provide long-term total return, and its secondary objective is to provide preservation of capital.

Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Series. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

CLASS	I	S	W	Z
Shareholder Fees (fees paid directly from your investment)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%	0.30%	0.30%	0.30%
Distribution and Service (12b-1) Fees	None	0.25%	None	None
Other Expenses	0.17%	0.17%	0.07%	0.07%[1]
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	0.48%	0.73%	0.38%	0.38%
Less Fee Waivers and/or Expense Reimbursements[3]	None	None	(0.32)%	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.48%	0.73%	0.06%	0.36%

1Other expenses are based on estimated amounts for the current fiscal year.

2The total annual fund operating expenses in this fee table may not correlate to the expense ratios in the financial highlights in the prospectus (and in the Series’ financial statements) because the financial highlights include only the Series’ direct operating expenses and do not include fees and expenses incurred indirectly by the Series through its investments in other investment companies.

3Manning & Napier Advisors, LLC (the Advisor) has contractually agreed to waive the management fee for the Class W shares. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of each Class, exclusive of Distribution and Service (12b-1) Fees and waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.50% of the average daily net assets of the Class S and Class I shares, 0.35% of the average daily net assets of the Class Z shares, and 0.05% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by the Series through its investments in other investment companies. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Example

The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor’s contractual waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS	I	S	W	Z
1 Year	$48	$74	$6	$37
3 Years	$151	$230	$19	$116
5 Years	$263	$401	$34	$202
10 Years	$591	$894	$77	$456

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 60% of the average value of its portfolio.

Principal Investment Strategies

The Series will invest, under normal circumstances, at least 80% of its assets in bonds and other financial instruments, principally derivative instruments and exchange-traded funds (ETFs), with economic characteristics similar to bonds. For purposes of this policy, bonds may include fixed income securities issued by U.S. corporations, foreign corporations (e.g., yankee bonds), the U.S. Government or its agencies or instrumentalities, foreign governments or their agencies or instrumentalities (e.g., the Korean Development Bank) and supranational entities (e.g., the World Bank); inflation protected securities; mortgage-backed and asset-backed securities; and mortgage dollar rolls, which are transactions in which the Series sells a mortgage-backed security and simultaneously contracts to purchase similar securities on a specified future date at a predetermined price. The mortgage and asset-backed securities in which the Series principally invests are issued by U.S. Government agencies (such as GNMA, FNMA, and FHLMC) and private issuers and entitle the holders to a pro rata share of the cash flows generated by the instruments underlying the security (principally residential and commercial mortgages, credit card receivables and car loans).

The Series may invest up to 50% of its assets in below investment grade securities (also referred to as “high yield bonds” or “junk bonds”) and may invest up to 50% of its assets in non-U.S. dollar denominated securities, including securities issued by companies located in emerging markets. The Series may invest portions of its assets in bank loans, which are, generally, non-investment grade floating rate investments, and preferred stock.

The Series may buy and sell futures contracts based on investment grade and/or high yield credit securities to seek to hedge risk, enhance returns and/or manage cash flows. The Series may invest in interest rate futures (and options thereon) and interest rate swaps to manage its interest rate exposure, and may invest in credit default swaps and total return swaps to manage its exposure to certain instruments or markets. The Series may, but is not required to, invest in forward foreign currency contracts to hedge currency risks associated with the purchase of individual securities denominated in a foreign currency.

The Series may purchase shares of ETFs, including to establish a diversified position in a particular market sector or to manage cash flows. The Advisor believes that purchasing ETFs may allow it to manage the Series’ portfolio more efficiently than would otherwise be possible.

The Series employs an absolute return investment approach, which means that it seeks to achieve a positive total return in diverse market environments over time. Accordingly, the Series invests across the fixed income universe, and it is not constrained by any particular fixed income asset classes or benchmarks.

Bond Selection Process — When investing in fixed income securities, the Advisor attempts to identify sectors, as well as individual securities within those sectors, that offer yields and credit spreads sufficient to compensate the Series for the risks specific to a given sector or security. A credit spread is the difference between the yield of a U.S. Treasury security and the yield of another fixed income security with a similar maturity. When investing in mortgage- and asset-backed securities, the Advisor also considers the prepayment speeds of the securities. Prepayment speed is the estimated rate at which borrowers will pay off the underlying loans ahead of schedule.

In analyzing the relative attractiveness of sectors and/or individual securities, the Advisor considers:

•The relevant economic conditions and sector trends.

•The interest rate sensitivities of the particular sectors and securities.

•The yield differentials across sectors, credit qualities, mortgage- and asset-backed security types, and maturities.

•“Bottom-up” factors such as issuer-specific credit metrics for corporate bonds and scenario analysis, collateral-level analysis, and issuer/servicer analysis for mortgage- and asset-backed securities.

Maturity and Portfolio Duration — The Series is not subject to any maturity or duration restrictions but the average dollar-weighted portfolio duration of the Series will normally vary from negative 3 years to positive 8 years depending on the Advisor’s outlook for yields. For example, the Advisor may invest in positive duration fixed income securities when it expects yields to fall in order to realize gains for the Series. Likewise, the Advisor may invest in negative duration fixed income securities when it expects yields to rise. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in yields. The prices of fixed income securities with shorter positive or negative durations generally will be less affected by changes in yields than the prices of fixed income securities with longer positive or negative durations. For example, a positive 10 year duration means the fixed income security will decrease in value by 10% if yields rise 1% and increase in value by 10% if yields fall 1%. Conversely, a negative 10 year duration means the fixed income security will increase in value by 10% if yields rise 1% and decrease in value by 10% if yields fall 1%.

Credit Quality — The Series may invest in investment grade securities, those securities rated BBB- or above by S&P or Baa3 or above by Moody’s (or determined to be of equivalent quality by the Advisor) and may invest up to 50% of its assets in below investment grade securities, those rated below BBB-by S&P and those rated below Baa3 by Moody’s (or determined to be of equivalent quality by the Advisor). The Series may invest in securities with any rating, including those that have defaulted, are not rated, or have had their rating withdrawn.

Securities issued by governments and supranational entities may be sold to adjust the Series’ duration and/or yield curve positioning.

Other securities may be sold for one or more of the following reasons:

•they no longer meet the selection criteria under which they were purchased;

•their relative value has declined (the spread has tightened such that they are no longer considered attractively priced);

•a more attractive investment opportunity is identified.

Securities may also be sold based on the Advisor’s macroeconomic assessment of countries and currencies.

There are no prescribed limits on the sector allocation of the Series’ investments and, from time to time, the Series may focus its investments in one or more sectors.

Principal Risks of Investing in the Series

As with all mutual funds, there is no guarantee that the Series will achieve its investment objective. You could lose money by investing in the Series.

Management risk — The value of your investment may decline if the Advisor’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.

Market risk — Because the Series invests in fixed income securities, the value of your investment will fluctuate in response to changes in interest rates and/or credit spreads, even though such changes will not affect the interest income derived from portfolio securities. The value of your investment will also fluctuate in response to changes in repayment speeds. You could lose money on your investment in the Series or the Series could underperform if any of the following occurs:

•U.S. and/or foreign bond markets decline.

•The issuer of a fixed income security owned by the Series defaults on its obligation to pay principal and/or interest or has its credit rating downgraded; this risk is greater for junk bonds and other lower quality bonds.

•Interest rates rise and/or credit spreads widen. These events alone or in combination can cause bond prices to fall and reduce the value of the Series’ portfolio. Longer-term bonds have greater sensitivity to, and will therefore experience greater fluctuations in response to, interest rate changes than shorter-term bonds.

•The issuers of high interest debt obligations pay off the debts earlier than expected when interest rates fall, and the Series has to reinvest the proceeds at lower yields (prepayment risk), or the issuers of lower interest rate debt obligations pay off the debts later than expected when interest rates rise, thus keeping the Series’ assets tied up in lower yield debt obligations (extension risk).

•An epidemic, pandemic or natural disaster, or widespread fear that such events may occur, negatively affects the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Series invests.

Current market conditions may pose heightened risks for the Series. Interest rates in the U.S. are coming off historic lows, but recent changes in government policy have caused the interest rates to rise and there is an increased risk that interest rates will continue to rise in the near future. An increase in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Series. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, the Series’ value may fluctuate and/or the Series may experience increased redemptions from shareholders, which may impact the Series’ liquidity or force the Series to sell securities into a declining or illiquid market.

Risk of mortgage dollar rolls — The Series’ mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

High-yield securities risk — The Series is subject to additional risks due its ability to invest in high-yield securities (junk bonds):

•High-yield securities may underperform other sectors of the bond market, or the market as a whole.

•The performance of high-yield securities tends to be more volatile than that of other sectors of the bond market.

•Given the total size of the high-yield securities market, high-yield securities can be less liquid than investment grade securities.

•The Series’ investments in high-yield securities will subject it to a substantial degree of credit risk because the prospect for repayment of principal and interest of many of these bonds is speculative.

Risks of lower-rated investment grade securities — Securities with the lowest ratings within the investment grade categories carry more risk than those with the highest ratings. When a Series invests in securities in the lower rating categories, the achievement of its goals is more dependent on the Advisor’s ability than would be the case if the Series were to invest in higher-rated securities within the investment grade categories. The Advisor seeks to minimize this risk through investment analysis and attention to current developments in interest rates and economic conditions.

Bank loan risk — Investments in bank loans expose the Series to the credit risk of both the financial institution and the underlying borrower. The Series may also have difficulty valuing or disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Preferred stock risk — Preferred stocks are sensitive to interest rate changes, and are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of a Series’ investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk similar to fixed income securities.

Foreign securities risk — Because the Series may invest in securities of foreign issuers, the Series is subject to additional risks. These include risks of adverse changes in foreign economic, political, regulatory and other conditions. The prices of foreign fixed income securities may, at times, move in a different direction than the prices of fixed income securities issued in the United States. The Series’ investments may be denominated in the currencies of the countries in which they are located; therefore, the value of the Series may be affected by changes in exchange rates between those foreign currencies and the U.S. dollar. The Advisor’s attempt to manage the currency risk described above may not accurately predict movements in currency exchange rates, which could cause the Series to sustain losses. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Series to sell such investments at inopportune times or prevent an investment the Advisor otherwise believe is attractive, each of which could result in losses to the Series. These restrictions may also negatively impact the market for securities of issuers that are similar to those directly impacted by the restrictions resulting in reduced liquidity and price declines in those securities as well.

Emerging markets risk — The Series may also have special risks due to its investments in emerging market countries. In addition to the risks discussed above relating to investments in foreign companies located in developed countries, the Series’ investments in emerging market countries are subject to the following risks:

•Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.

•Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation.

•It is sometimes difficult to obtain and enforce court judgments in emerging market countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country.

•There will tend to be an increased risk of price volatility associated with the Series’ investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Derivatives risk — The Series is subject to the following risks due to its ability to invest in options, futures, forwards and swaps:

•Derivatives can be extremely sensitive to changes in the market value of the underlying investment, and changes in the value of a derivative contract may not correlate perfectly with the underlying investment.

•The Series may not be able to receive amounts payable to it under its derivatives contracts as quickly as it may be able to sell or otherwise obtain payments from other investments, so the Series’ investments in such contracts may not be as liquid as the Series’ other investments.

•The Series’ use of forwards and swaps is also subject to the risk that the counterparty to the contract will default or otherwise become unable to honor its obligation to the Series.

U.S. Government securities risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources, and, therefore, such obligations are not backed by the full faith and credit of the United States government.

Mortgage- and asset-backed securities risks — The Series’ investments in mortgage-backed and asset-backed securities may subject it to the following additional risks:

•Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

•Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Risks related to ETFs — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. The Series will also bear its proportionate share of the expenses of the purchased ETF in addition to its own expenses.

Inflation protected security risk — The value of inflation protected fixed income securities, including Treasury Inflation Protected Securities (TIPS), generally will fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Sector focus risk — Because the Series’ investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Series’ share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.

LIBOR replacement risk — The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit certain London Inter-Bank Offered Rate (“LIBOR”) rates and expects to do so for the remaining LIBOR rates immediately after June 30, 2023. The elimination of the LIBOR may adversely affect the interest rates on, and value of, certain Series investments for which the value is tied to LIBOR. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Series. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Series until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Liquidity risk — The Series is subject to the risk that, at certain times, its securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.

Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.

The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.

Summary of Past Performance

The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class S shares of the Series for each of the last ten calendar years. The total return table shows how the average annual total returns for the Series for different periods compare to those of two broad-based securities indices. The Series’ Class I Shares and Class W Shares commenced operations on August 1, 2013 and March 1, 2019, respectively, all returns shown for each such class include the returns of the Series’ Class S Shares for periods prior to its inception date. No performance is shown for Class Z Shares of the Series because they were not active prior to the date of this prospectus. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly performance information of the Series is available at www.manning-napier.com.

CALENDAR YEARS ENDED DECEMBER 31

Quarterly Returns

Highest (quarter ended 06/30/2020): 5.93%
Lowest (quarter ended 03/31/2020): (4.47)%

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2022
	1 Year	5 Years	10 Years
Class S Shares
Return Before Taxes	(6.71)%	1.61%	1.75%
Return After Taxes on Distributions	(7.67)%	0.35%	0.45%
Return After Taxes on Distributions and Sale of Series Shares	(3.97)%	0.73%	0.81%
Class I Shares – Return Before Taxes	(6.42)%	1.86%	1.98%
Class W Shares – Return Before Taxes	(6.05)%	2.15%	2.02%
Indices: (reflect no deduction for fees, expenses, or taxes)
FTSE 3-Month Treasury Bill Index	1.50%	1.25%	0.74%
Bloomberg U.S. Aggregate Bond Index	(13.01)%	0.02%	1.06%

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for the other share classes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

The investment advisor of the Series is Manning & Napier Advisors, LLC.

Portfolio Managers

A portfolio management team made up of investment professionals employed by the Advisor is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Series’ Portfolio Management Team:

Marc Bushallow, CFA®

Managing Director of Fixed Income, has managed the Series since 2008.

Brad Cronister, CFA®

Senior Analyst, has managed the Series since 2021.

R. Keith Harwood

Director of Credit Research, has managed the Series since 2005.

Purchase and Sale of Series Shares

You may purchase or redeem shares of the Series on any day the New York Stock Exchange (NYSE) is open. The minimum initial investment of the Class S shares of the Series is $2,000. The minimum initial investment for the Class I and Class Z shares of the Series is $1,000,000. The minimum initial investments of the Class S, Class I and Class Z shares are waived for certain qualified retirement plans and the Advisor’s discretionary investment account clients. In addition, the Class S shares investment minimum is waived for participants in an automatic investment program who invest at least $1,000 in a 12-month period. There is no minimum initial investment for the Class W shares, which are only available to the Advisor’s discretionary investment account clients. There is no minimum for subsequent investments. You may purchase or redeem shares of the Series held directly with the Fund by mail (Manning & Napier Fund, Inc., P.O. Box 534449, Pittsburgh, PA 15253-4449), by Internet (www.manning-napier.com), by telephone (1-800-466-3863) or by wire. Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place purchase and redemption orders.

Shares of the Series may be purchased from time to time by the Advisor for the accounts of its advisory clients who utilize discretionary account management services provided by the Advisor or its affiliates. Purchases and sales of Series shares for these clients are made at the Advisor’s discretion pursuant to client authorization.

Tax Information

The distributions made by the Series generally are taxable, and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Series distributions until you begin receiving distributions from your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Series’ shares through a broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MNCPX Summ 03/01/2023